                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 1998

                              AGL RESOURCES INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            GEORGIA                       1-14174                58-2210952
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (IRS EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)


              303 PEACHTREE STREET, N.E., ATLANTA, GEORGIA     30308
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



                                (404) 584-9470
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

      On September 10, 1998, AGL Resources Inc. ("AGLR") named Paula G. Rosput President and Chief Operating Officer of Atlanta Gas Light Company ("AGLC"). AGLC is the natural gas utility distributing subsidiary of AGLR. Ms. Rosput will assume her new responsibilities on September 21, 1998. See the Form of Press Release attached hereto as Exhibit 99 for additional information.

ITEM 7. EXHIBITS

     99 Form of Press Release, dated September 10, 1998. See the Exhibit Index on page 4 hereof.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AGL RESOURCES INC.
                                 (Registrant)



                              /s/ J. Michael Riley
                              -------------------------------
                              J. Michael Riley
                              Senior Vice President and
                              Chief Financial Officer


Date: September 10, 1998

                                 EXHIBIT INDEX

 Exhibit No.                  Description
 ----------                   ------------
     99                       Form of Press Release, dated
                              September 10, 1998